                                                                    EXHIBIT 99.1

EDITORIAL CONTACT:                                        FINANCIAL CONTACT:
Timothy Powers                                            Steve Casey
RSA Security Inc.                                         RSA Security Inc.
(781) 301-5344                                            (781) 301-5131
tpowers@rsasecurity.com                                   scasey@rsasecurity.com


                                                           FOR IMMEDIATE RELEASE

                        RSA Security Announces Q2 Results

BEDFORD, MASS., JULY 12, 2001 - RSA Security Inc. (Nasdaq: RSAS) today reported financial results for the second quarter ended June 30, 2001. Revenue for the second quarter of 2001 increased 21% to a record $80.8 million from $66.7 million for the second quarter of 2000. Reported net income for the second quarter of 2001, including the operations of RSA Capital and certain non-cash charges, was $13.3 million ($0.22 per share on a diluted basis) compared to $37.2 million ($0.58 per share on a diluted basis) for the second quarter of 2000. Reported net income for the second quarter of 2001 includes pre-tax gains of $16.1 million from investing activities. Earnings for the second quarter of 2001 from the Company's core operating business was $10.0 million ($0.17 per share on a diluted basis) compared to $9.4 million ($0.14 per share on a diluted basis) for the same period in 2000.

Revenue for the six months ended June 30, 2001 was $157.1 million, a 21% increase over the same period last year. Reported net income for the first six months of 2001, including the operations of RSA Capital and certain non-cash charges, was $23.1 million ($0.38 per share on a diluted basis) compared to $61.8 million ($0.95 per share on a diluted basis) for the same period in 2000. Reported net income for the first six months of 2001 includes pre-tax gains of $29.9 million from investing activities. Net income from the Company's core operating business for the first six months of 2001 increased 10% to $19.7 million ($0.33 per diluted share) compared to $18.0 million ($0.28 per diluted share) in the first six months of 2000.

"Despite a very difficult economy, we recorded record revenue of $80.8 million in Q2, and earnings per share of $0.17, which were within the range of analysts' estimates," said Art Coviello, CEO and President at RSA Security. "We said last quarter that we believed customers will choose strong partners in a weak economy. Our performance this quarter validates that belief. At a time when many of our competitors are faltering, we continue to grow and have a strategic opportunity to consolidate our market position."


Q2 HIGHLIGHTS
During the quarter, the Company's RSA Capital segment acquired 3-G International, Inc., a privately held company that develops and delivers smart card and biometric authentication products, to help advance its position as a leading provider of authentication solutions.

The Company also opened a new operation in Shannon, Ireland to serve as headquarters for its manufacturing and service operations in the rapidly growing international market.

In addition, the Company shipped new products in each of its product families, including:

     - RSA ACE/Server(R) version 5.0, which is capable of scaling to millions of users and offers new features designed to improve performance and ease administration.

     - RSA Keon(R) CA version 5.7, which combines the best features of the former Xcert Sentry CA and the RSA Keon Certificate Server software and was completed ahead of schedule.

     - RSA BSAFE(R) Wireless Core encryption software, which enables developers to build wireless solutions designed to communicate seamlessly with any standards-based application or network.

BUSINESS OUTLOOK

The Company's guidance for revenue is in the following ranges:

     -    $72 to $80 million in Q3 2001

     -    $78 to $90 million in Q4 2001

     -    $350 to $400 million in 2002

The Company's guidance on reported net income, including the operations of RSA Capital and other charges, but exclusive of potential returns from the investment activities of the RSA Ventures unit of RSA Capital, is in the following ranges:

     -    $0.09 to $0.14 per share in Q3 2001

     -    $0.07 to $0.15 per share in Q4 2001

     -    $0.45 to $0.67 per share in 2002

The Company's guidance for net income from its core operating business is in the following ranges:

     -    $0.03 to $0.09 per share in Q3 2001

     -    $0.11 to $0.20 per share in Q4 2001

     -    $0.50 to $0.75 per share in 2002

The Company has reduced staffing by 8% and has been cutting discretionary program spending to realign its cost structure to fit these revenue expectations. The Company expects to take a restructuring charge of approximately $3 to $5 million in Q3 2001 to cover employee severance and other costs.


ABOUT RSA SECURITY INC.
RSA Security Inc., The Most Trusted Name in e-Security(TM), helps organizations build secure, trusted foundations for e-business through its RSA SecurID two-factor authentication, RSA BSAFE encryption and RSA Keon digital certificate management systems. With approximately one billion RSA BSAFE-enabled applications in use worldwide, more than nine million RSA SecurID authentication users and almost 20 years of industry experience, RSA Security has the proven leadership and innovative technology to address the changing security needs of e-business and bring trust to the online economy. RSA Security can be reached at www.rsasecurity.com.

                                      # # #

RSA, Keon, SecurID, ACE/Server and BSAFE are registered trademarks, and The Most Trusted Name in e-Security is a trademark of RSA Security Inc.

This press release contains forward-looking statements regarding RSA Security's financial condition and growth in future quarters. Such statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are general economic conditions, changes in our operating expenses, the timing of the introduction or enhancement of our products and our competitors' products, market acceptance of new products, changes in product pricing, including changes in competitors' pricing policies, development of our direct and indirect distribution channels, integration of acquisitions, personnel departures and new hires, delays in product development, technical difficulties, competitive pressures, changes in customer and market requirements and standards, market acceptance of new technologies, technological changes in the computer industry, our ability to protect our intellectual property and to establish and maintain strategic relationships and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10-K filed on March 28, 2001 and Quarterly Report on Form 10-Q filed on May 15, 2001.

STATEMENTS OF CORE OPERATIONS
 (in thousands, except per share data)

                                                                  THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                        JUNE 30,                            JUNE 30,
                                                                2001              2000               2001             2000
                                                                      (UNAUDITED)                         (UNAUDITED)
                                                              --------------------------           ------------------------

  Revenue                                                      $80,712           $66,700          $157,052          $130,040
  Gross profit                                                  64,707            53,442           126,041           103,892

  Operating expenses:
  Research and development                                      14,489            11,256            27,664            22,190
  Marketing and selling                                         30,218            24,001            60,655            45,990
  General and administrative                                     7,746             7,107            15,706            14,789
                                                               -------           -------          --------          --------

  Total operating expenses                                      52,453            42,364           104,025            82,969
                                                               -------           -------          --------          --------

  Operating income                                              12,254            11,078            22,016            20,923

  Interest income and other                                      2,119             3,087             6,119             6,275
                                                               -------           -------          --------          --------

  Income before provision for income taxes                      14,373            14,165            28,135            27,198

  Provision for income taxes                                     4,312             4,815             8,441             9,246
                                                               -------           -------          --------          --------

  Net Income                                                   $10,061           $ 9,350          $ 19,694          $ 17,952
                                                               =======           =======          ========          ========

  Net income per share - basic                                 $  0.18           $  0.16          $   0.35          $   0.31
                                                               =======           =======          ========          ========

  Weighted average number of common shares - basic              56,391            59,055            56,434            59,012
                                                               =======           =======          ========          ========

  Net income per share - diluted                               $  0.17           $  0.15          $   0.33          $   0.28
                                                               =======           =======          ========          ========

  Weighted average number of common shares - diluted            59,903            64,485            60,308            65,217
                                                               =======           =======          ========          ========

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
     (in thousands, except per share data)

                                                                  THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                       JUNE 30,                              JUNE 30,
                                                               2001               2000               2001                2000
                                                                      (UNAUDITED)                           (UNAUDITED)
                                                            ----------------------------           ----------------------------

Revenue (i)                                                   $80,780            $66,700            $157,120           $130,040
Gross profit (ii)                                              64,734             53,442             120,741            103,892

Operating expenses:
Research and development (iii)                                 14,996             11,256              28,458             22,190
Marketing and selling (iv)                                     30,325             24,001              61,040             45,990
General and administrative (v)                                  9,781              7,896              19,579             15,932
Restructurings (vi)                                                --             (2,079)                 --             (2,079)
In process research and development (vi)                        1,570                 --               4,141                 --
Amortization of goodwill and intangibles (vi)                   2,951                 --               4,285                 --
                                                              -------            -------            --------           --------

Total operating expenses                                       59,623             41,074             117,503             82,033
                                                              -------            -------            --------           --------

Operating income                                                5,111             12,368               3,238             21,859

Interest income and other                                       2,119              3,087               6,598              6,275
Income from investing activities (vi)                          16,145             45,013              29,928             72,051
                                                              -------            -------            --------           --------

Income before provision for income taxes                       23,375             60,468              39,764            100,185

Provision for income taxes                                     10,104             23,236              16,701             38,353
                                                              -------            -------            --------           --------

Net Income                                                    $13,271            $37,232            $ 23,063           $ 61,832
                                                              =======            =======            ========           ========

Net income per share - basic                                  $  0.24            $  0.63            $   0.41           $   1.05
                                                              =======            =======            ========           ========

Weighted average number of common shares - basic               56,391             59,055              56,434             59,012
                                                              =======            =======            ========           ========

Net income per share - diluted                                $  0.22            $  0.58            $   0.38           $   0.95
                                                              =======            =======            ========           ========

Weighted average number of common shares - diluted             59,903             64,485              60,308             65,217
                                                              =======            =======            ========           ========

Net income includes the following non-core activities:

(i) Revenue includes $68 for the three and six months ended June 30, 2001 relating to the Company's RSA Capital unit
(ii) Gross profit includes revenue of $68 and cost of goods sold of $41 for the three and six months ended June 30, 2001 relating to the Company's RSA Capital unit, cost of goods sold of $5,221 for the write off of prepaid license fees for the six months ended June 30, 2001, and $106 for the six months ended June 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iii) Research and development includes expenses of $507 for the three and six months ended June 30, 2001 relating to the Company's RSA Capital unit and $287 for the six months ended June 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.
(iv) Marketing and selling includes expenses of $107 for the three and six months ended June 30, 2001 relating to the Company's RSA Capital unit and $278 for the six months ended June 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.
(v) General and administrative includes expenses of $2,035 and $789 for the three months ended June 30, 2001 and 2000, respectively, and $3,793 and $1,143 for the six months ended June 30, 2001 and 2000, respectively relating to the Company's RSA Capital unit, and $80 for the six months ended June 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.
(vi)  Non-core activities

CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                                       JUNE 30,        DECEMBER 31,
                                                                                         2001              2000
                                                                                      (UNAUDITED)
                                                                                      -----------------------------

Current assets
  Cash and cash equivalents                                                            $167,128          $301,897
  Marketable securities                                                                  43,279            33,205
  Accounts receivable (less allowance for doubtful accounts of $2,094 in 2001
    and $2,006 in 2000)                                                                  60,409            54,979
  Inventory                                                                               8,142             3,707
  Prepaid expenses and other assets                                                      18,717            20,389
                                                                                       --------          --------
      Total current assets                                                              297,675           414,177
                                                                                       --------          --------

Property and equipment, net                                                              74,154            64,207

Other assets
  Investments                                                                            74,071            87,688
  Goodwill, net                                                                          53,764                --
  Intangible assets, net                                                                 22,208                --
  Deferred taxes                                                                         31,366            20,723
  Other                                                                                   4,108             2,719
                                                                                       --------          --------
      Total other assets                                                                185,517           111,130
                                                                                       --------          --------
                                                                                       $557,346          $589,514
                                                                                       ========          ========

Current liabilities
  Accounts payable                                                                     $ 11,622          $  7,663
  Accrued payroll and related benefits                                                    9,139            16,023
  Accrued expenses and other liabilities                                                 14,053            12,649
  Income taxes payable                                                                   33,139            26,249
  Deferred revenue                                                                       28,825            25,444
  Deferred taxes                                                                         23,219            20,482
                                                                                       --------          --------
      Total current liabilities                                                         119,997           108,510
                                                                                       --------          --------

Stockholders' equity                                                                    437,349           481,004
                                                                                       --------          --------
                                                                                       $557,346          $589,514
                                                                                       ========          ========